UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2021

Xcel Energy Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-3034	41-0448030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

414 Nicollet Mall Minneapolis, Minnesota	55401
(Address of principal executive offices)	(Zip Code)

(612) 330-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value	XEL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On November 3, 2021, Xcel Energy Inc., a Minnesota corporation (the “Company”), issued $500,000,000 in aggregate principal amount of 1.75% Senior Notes, Series due March 15, 2027 and $300,000,000 in aggregate principal amount of 2.35% Senior Notes, Series due November 15, 2031 pursuant to an Underwriting Agreement, dated October 29, 2021, by and among the Company and BofA Securities, Inc., Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as representatives of the underwriters named therein. The notes are being issued pursuant to the registration statement on Form S-3 (File No. 333-255446). A prospectus supplement relating to the offering and sale of the notes was filed with the Securities and Exchange Commission on November 1, 2021. The notes will be governed by the Company’s Indenture, dated as of December 1, 2000, as supplemented, between the Company and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee, and the Supplemental Indenture No. 15, dated as of November 3, 2021.

This Current Report on Form 8-K is being filed to report as exhibits certain documents in connection with that offering and sale for incorporation by reference into the registration statement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

4.01	Supplemental Indenture No. 15, dated as of November 3, 2021, by and between Xcel Energy Inc. and Computershare Trust Company, N.A. (as successor to Wells Fargo Bank, National Association), as trustee, creating $500,000,000 aggregate principal amount of 1.75% Senior Notes, Series due March 15, 2027 and $300,000,000 aggregate principal amount of 2.35% Senior Notes, Series due November 15, 2031.

5.01	Opinion of Amy L. Schneider regarding the validity of the notes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xcel Energy Inc. (a Minnesota Corporation)

By	/s/ Paul A. Johnson
Name:	Paul A. Johnson
Title:	Vice President, Treasurer and Investor Relations

Date: November 3, 2021